UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2026

ISQ Open Infrastructure Company LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56735	33-2876284
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Brickell Avenue, PH, Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

(786) 693-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As of October 1, 2026, ISQ Open Infrastructure Company LLC (the “Company”) issued and sold the following unregistered shares of the Company to investors for cash or for services rendered by the independent directors of the Boards of Directors of the Company (the “Board”):

Class	Number of Shares Sold*	Aggregate Net Consideration*
Series I
F-STE Shares	43,637	$1,392,900
F-DTE Shares	-	-
F-ITE Shares	1,086	35,000
F-JTE Shares	-	-
STE Shares	-	-
DTE Shares	-	-
ITE Shares	630,489	20,000,000
JTE Shares	12,677	405,000
ETE Shares	-	-
Series II(1)
F-S Shares	86,189	2,765,000
F-I Shares	25,860	835,000
F-J Shares	-	-
I Shares	42,502	1,049,600
J Shares	111,207	2,754,250
E Shares	9,236	312,500

(1)	Only reflects share classes outstanding as of October 1, 2026 held by third parties.

*	Share and dollar amounts rounded to the nearest whole number.

The Company issued such shares for total aggregate net consideration of $29,549,250 (the “Proceeds”). The offer and sale of the shares above were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 8.01 Other Events.

Asset Acquisitions

During the month of October 2026, the Company acquired two new assets for its portfolio (i) an equity investment in Milestone Environmental, a leading provider of energy-waste management services, and (ii) an equity investment in Oriden LLC, a U.S. renewable development platform.

Transactional Net Asset Value

On October 27, 2026, the operating manager of the Company determined the Transactional Net Asset Value per share, being the price at which sales of the Company’s shares are made, of the following classes of the Company’s shares as of September 30, 2026 ($ in thousands, except shares and per share data):

Class	Monthly Transactional Net Asset Value*	Number of Shares Outstanding*	Transactional Net Asset Value per Share as of September 30, 2026
Series I
F-STE Shares	$47,764	1,496,343	$31.92
F-DTE Shares	13,021	410,173	31.74
F-ITE Shares	7,773	241,132	32.23
F-JTE Shares	24,065	756,708	31.80
STE Shares	3	110	31.42
DTE Shares	3	110	31.57
ITE Shares	322	10,152	31.72
JTE Shares	4,351	136,202	31.95
ETE Shares	3	82	32.76
Series II(1)
F-S Shares	90,181	2,811,092	32.08
F-I Shares	31,129	964,065	32.29
F-J Shares	136,802	4,285,396	31.92
I Shares	2,413	97,718	24.70
J Shares	17,234	695,851	24.77
E Shares	16,018	473,441	33.83

*	Share and dollar amounts rounded to the nearest whole number.

(1)	Only reflects share classes outstanding as of October 1, 2026 held by third parties.

For additional information, please see details included in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1	Net Asset Value as of September 30, 2026
104	Cover Page Interactive Data File, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISQ OPEN INFRASTRUCTURE COMPANY LLC

By:	/s/ Starr Frohlich
Name:	Starr Frohlich
Title:	Principal Financial Officer

Date: November 2, 2026

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